UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 20, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2023 and June 26, 2023, certain investors (the “Buyers”) exercised an option to purchase from Mullen Automotive Inc. (the “Company”) additional shares of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) in an amount equal to such Buyer’s pro rata portion of $100,000,000 on the same terms and conditions as applicable to the purchase and sale of shares of Series D Preferred Stock as provided under the Company’s existing securities purchase agreement dated as of June 7, 2022 and amended on June 23, 2022, September 19, 2022, November 15, 2022, and April 3, 2023 (the “Securities Purchase Agreement”). The terms of the Series D Preferred Stock and the warrant issuable pursuant to the Securities Purchase Agreement were previously reported in the Company's Current Report on Form 8-K filed with the SEC on June 10, 2022. In addition, on June 26, 2023, the Buyers waived their rights to additional shares of Series D Preferred Stock and warrants in an amount equal to such Buyer's pro rata portion of $10 million (the "Waivers"). As a result of the exercise of the investment options and the Waivers, the Company has completed all outstanding obligations to issue Series D Preferred Stock.

On June 22, 2023 and June 26, 2023, the Company and the Buyers exercising such option under the Securities Purchase Agreement entered into Letter Agreements (the “Investment Rights Letter Agreements”), pursuant to which the Company and the Buyers agreed that in lieu of the issuance and delivery by the Company of 622,701,003 shares of Series D Preferred Stock upon the investors' exercise of their option, the Company will issue 165,357,735 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and pre-funded warrants exercisable for 457,343,268 shares of Common Stock (the “Pre-Funded Warrants”). The Company also issued warrants exercisable for 684,971,101 shares of Common Stock (the “Warrants”). Warrants exercisable for 590,539,767 shares of Common Stock have an exercise price of $0.1601 per share and Warrants exercisable for 32,161,236 shares of Common Stock have an exercise price of $0.1696 per share.

On June 20, 2023, the Company and Acuitas Capital LLC (“Acuitas”) entered into a Letter Agreement (the “Acuitas Letter Agreement”) in connection with Acuitas' investment of $20 million on June 1, 2023 in exchange for 19,493,071 shares of Common Stock, pre-funded warrants exercisable for 8,074,124 shares of Common Stock and warrants exercisable for 50,999,310 shares of Common Stock..The terms of the $20 million investment were previously reported in the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2022.

Pursuant to the Acuitas Letter Agreement, the Company and Acuitas agreed to cancel the pre-funded warrants exercisable for 8,074,124 shares of Common Stock and warrants exercisable for 50,999,310 shares of Common Stock in exchange for $13,000,000 and warrants exercisable for 18,058,507 at an exercise price of $0.52 per share (the “Acuitas Warrant”). The Acuitas Warrant is in the same form as the warrant issued in the prior investment except that, regardless of any anti-dilution adjustment, Acuitas may not exercise the Acuitas Warrant for more than 27,624,534 shares of Common Stock unless the Company has obtained shareholder approval to authorize the issuance of such greater number of shares pursuant to Rule 5635(d) of the NASDAQ Listing Rules.

The foregoing summaries of the Investment Rights Letter Agreements, the Acuitas Letter Agreement, and the Acuitas Warrant do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Investment Rights Letter Agreement, the Acuitas Letter Agreement, and the Acuitas Warrant, which are filed as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A description of the terms of the Warrants and a form of Warrant can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 10, 2022. A description of the terms of the Pre-Funded Warrants and a form of Pre-Funded Warrant can be found in the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2023.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 regarding the issuance of Common Stock, Pre-Funded Warrants and Warrants pursuant to the Securities Purchase Agreement, as amended by the Investment Rights Letter Agreement, is incorporated by reference into this Item 3.02. Such Common Stock, Pre-Funded Warrants, and Warrants have been issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 8.01.	Other Events.

On June 26, 2023, the Company filed with the SEC a prospectus supplement (the “Prospectus Supplement”) to its prospectus dated February 14, 2023, which was included in the registration statement on Form S-3 (Registration No. 333-269766) filed with the SEC on February 14, 2023. The Prospectus Supplement relates to the registration of 2,335,128,757 additional shares of Common Stock, including shares of Common Stock issuable upon exercise of Warrants and Pre-Funded Warrants issued to certain selling stockholders identified in the Prospectus Supplement in connection with the Securities Purchase Agreement, as further amended by the Investment Rights Letter Agreement.

An opinion of the Company’s counsel, McDermott Will & Emery LLP, regarding the legality of the Common Stock covered by the Prospectus Supplement described above is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant, dated June 20, 2023.
5.1	Opinion of McDermott Will & Emery LLP.
10.1	Letter Agreement, dated June 22, 2023, by and between Mullen Automotive Inc. and the buyers named therein.
10.2	Letter Agreement, dated June 26, 2023, by and between Mullen Automotive Inc. and Ault Lending, LLC
10.3	Letter Agreement, dated June 20, 2023, by and between Mullen Automotive Inc. and Acuitas Capital LLC.
23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: June 26, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer